Exhibit 99.1
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       Certification of the Chief Executive Officer Pursuant to
                      18 U.S.C. Section 1350,
                      As Adopted Pursuant to
          Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of Eagle Supply Group, Inc. (the "Company") on Form 10-Q for the quarterly period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Douglas P. Fields, as Chief Executive Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

    (1)  The Report fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



November 14, 2002                /s/ Douglas P. Fields
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                                 Douglas P. Fields
                                 Chief Executive Officer


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